                                                                          ANNUAL
                                                                          REPORT


                                                                   NEEDHAM FUNDS
--------------------------------------------------------------------------------

Seeking to build wealth for long-term investors.



                                                               December 31, 2002


                                                             Needham Growth Fund


                                                  Needham Aggressive Growth Fund


                                                   Needham Small Cap Growth Fund


                                                            [NEEDHAM FUNDS LOGO]
                                                            WWW.NEEDHAMFUNDS.COM

[Needham Funds LOGO]

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
WWW.NEEDHAMFUNDS.COM

Annual Report
December 31, 2002

CONTENTS

LETTER FROM THE ADVISER
  NEEDHAM GROWTH FUND                              1
  NEEDHAM AGGRESSIVE GROWTH FUND                   7
  NEEDHAM SMALL CAP GROWTH FUND                   11
SCHEDULE OF INVESTMENTS
  NEEDHAM GROWTH FUND                             14
  NEEDHAM AGGRESSIVE GROWTH FUND                  23
  NEEDHAM SMALL CAP GROWTH FUND                   27
SCHEDULE OF SECURITIES SOLD SHORT
  NEEDHAM GROWTH FUND                             21
  NEEDHAM AGGRESSIVE GROWTH FUND                  26
  NEEDHAM SMALL CAP GROWTH FUND                   30
STATEMENTS OF ASSETS AND LIABILITIES              31
STATEMENTS OF OPERATIONS                          32
STATEMENTS OF CHANGES IN NET ASSETS               33
FINANCIAL HIGHLIGHTS
  NEEDHAM GROWTH FUND                             34
  NEEDHAM AGGRESSIVE GROWTH FUND                  35
  NEEDHAM SMALL CAP GROWTH FUND                   36
NOTES TO FINANCIAL STATEMENTS                     37
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS          41
CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS          42
FUND MANAGEMENT                                   43

[BAR CHART]

                                                                     3RD QUARTER 2002*                  4TH QUARTER 2002*
                                                                     -----------------                  -----------------
Dow Jones (1)|Industrial|Average                                           -17.45                             10.59
Russell (2)|2000 Index                                                     -21.40                              6.16
S&P (3)|500 Index                                                          -17.28                              8.44
NASDAQ (4)|Composite|Index                                                 -19.81                             14.07
Morgan Stanley (5)|High Tech|Index                                         -28.13                             20.66
S&P (6)|Healthcare|Index                                                    -7.56                              4.58
Bloomberg (7)|Broadcast &|Cable Stock Index                                  6.60                             10.97
S&P (8)|Retail Index                                                       -18.03                              1.51
Philadelphia (9)|Oil Service|Index                                         -16.60                             13.76


*Source of data: Bloomberg

1. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chips that are generally the leaders in their industry.
2. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
5. The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors.
6. The S&P Health Care Index is a capitalization-weighted index of all stocks in the S&P 500 that are in the business of health care related products or services.
7. The Bloomberg Broadcasting & Cable Stock Index is a price-weighted index that measures the performance of the U.S. broadcasting and cable industries.
8. The S&P Retail Index is a capitalization-weighted index of all stocks in the S&P 500 that are in the retail industry.
9. The Philadelphia Oil Service Index is a price-weighted index of leading oil service companies.

Needham Growth Fund                                           ANNUAL REPORT 2002
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report (see below) our performance results for the Needham Growth Fund ("NGF" or the "Fund"), NASDAQ symbol NEEGX, for the six months ended December 31, 2002 ("6 months"), the year ended December 31, 2002 ("1 Year"), the three-year period ended December 31, 2002 ("3 Years"), the five-year period ended December 31, 2002 ("5 Years") and from January 1, 1996 to December 31, 2002 ("Since Inception"). Our performance relative to the major indices can be found on page 2.

NGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high-growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers or driving costs down and profits up. NGF also looks for seasoned and motivated managements with records of building shareholder value. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth or dynamic growth investors to sell. At this point, NGF may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price" ("GARP").

NEEDHAM GROWTH FUND                              -28.29
S&P 500 (1) INDEX                                -22.10
S&P MIDCAP (2) INDEX                             -14.51
RUSSELL 2000 (3) INDEX                           -20.48

NEEDHAM GROWTH FUND                                                             226.11
S&P 500 (1) INDEX                                                                59.23
S&P MIDCAP (2) INDEX                                                            115.02
RUSSELL 2000 (3) INDEX                                                           33.91

NEEDHAM GROWTH FUND                                                              18.40
S&P 500 (1) INDEX                                                                 6.86
S&P MIDCAP (2) INDEX                                                             11.54
RUSSELL 2000 (3) INDEX                                                            4.25

----------------------------

1. S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
2. S&P 400 Midcap Index is a broad unmanaged measure of the U.S. stock market.
3. Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
4. The inception date of the Fund was 1/1/96.

In reviewing the second half of 2002, I find it hard to believe the vicious snap back in the market after the October lows. It is probably best summed up by the magnitude of the swings in the indices representing technology although the broader indices also had similar bounce backs (see inside cover). It reminded me of the price action in the second half of 1998! The July to October sell-off was probably the climax of the 2000-2003 secular bear market, which, by the way, may not yet be over. This was brought about by the geopolitical concerns about war and terrorism, the revulsion about corporate fraud, the continued slowdown in the economy with disappointing earnings, and the disbelief about Wall Street and money center banks' conflicts of interest.

Needham Growth Fund
--------------------------------------------------------------------------------

As the markets plummeted, the primal forces of fear and despair took over. Finally, in early October, we got a snap back rally as investors decided that most of the negatives were finally fully discounted.

Turning to specific stocks, our top ten list includes five new stocks and five repeat performers (see page 4). We took profits in Honeywell International, Pioneer National Resources, Boeing and Weatherford International (after the company moved its corporate headquarters offshore). AT&T fell off the list after selling its broadband division to Comcast, as discussed later. New to the list are Seagate Technologies, Comcast, Raytheon, Patterson-UTI Energy and Oceaneering International.

Seagate Technology is the worldwide leader in design, manufacturing and marketing of hard disk drives (HDD). HDD are used for storing selective information in systems ranging from desktop computers and consumer electronics to data centers. They are used in enterprise services, mainframes and workstations in the enterprise sector of the industry and also in desktop PCs and consumer electronics such as digital cameras in the personal storage area.

Comcast, which completed its merger with AT&T Broadband in November 2002, has emerged as the leading video and broadband provider in the U.S. with direct ownership of 22 million cable subscribers (up from number three). Comcast also has significant investments in commerce, content and other programming interests. NGF owns both the Class A (voting) stock issued in the acquisition of AT&T's broadband assets and the special Class A (non-voting stock).

Raytheon is a global leader in defense electronics, servicing all four branches of the U.S. military and several U.S. government agencies as well as many foreign governments and NATO countries. The company also provides commercial electronic systems and business and special mission aircraft. Some of the better known programs include the National and Theater Missile Defense Systems and the Air Traffic Control Systems.

Patterson-UTI Energy is the number two North American land driller with a fleet of approximately 325 land rigs (second only to Nabors) focusing on deep and medium depth drilling. Together, these two companies control 60% of the U.S. land rig fleet. Other businesses include pressure pumping

      --------------------------------------------------------------------------------------------------------------
                                            COMPARATIVE PERFORMANCE STATISTICS
                                                                         3              5             SINCE
                 BENCHMARKS              6 MONTHS       1 YEAR       YEARS(6)       YEARS(6)         INCEPTION(6)
      ---------------------------------  --------      --------      --------        -------            ------
      Needham Growth Fund(1)             (12.21%)      (28.29%)       (4.77%)(7)     13.22% (8)         18.40%(9)(10)
      Nasdaq Composite Index(2)           (8.54%)      (31.26%)      (30.67%)        (2.84%)             3.80%
      S&P 500 Index(3)                   (10.30%)      (22.10%)      (14.73%)        (0.79%)             6.86%
      S&P 400 Midcap Index(4)            (11.68%)      (14.51%)       (0.24%)         6.38%             11.54%
      Russell 2000 Index(5)              (16.56%)      (20.48%)       (7.41%)        (1.16%)             4.25%
      --------------------------------------------------------------------------------------------------------------

 1. Investment results calculated after reinvestment of dividends.
 2. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ national market & smallcap stocks.
 3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
 4. The S&P 400 Midcap Index is a broad unmanaged measure of the U.S. stock market.
 5. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
 6. Compound annual growth rate. Assumes all dividends are reinvested in shares of the Fund.
 7. Total return for the three years was (13.63)%, assuming all dividends were reinvested in shares of the Fund.
 8. Total return for the five years was 86.05%, assuming all dividends were reinvested in shares of the Fund.
 9. Total return since inception was 226.11%, assuming all dividends were reinvested in shares of the Fund.
10. The inception date of the Fund was 1/1/96.
Note: The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

and cementing, completion fluids and oil and gas exploration & production.

Our primary focus remains in the technology area, our core competency at Needham & Company representing 64% of our net exposure, up from 39.5% at June 30, 2002. This is a very significant increase and represents a decision to put more cash to work in the technology and telecommunications area as stock prices troughed in October 2002 (for now) and valuations in the semiconductor capital equipment and telecom networking areas reached historically compelling levels. Only time will tell whether these trough valuations hold. The offsetting declines were first in energy/industrial/metals, down to 20.6% from 30.6%, and secondly in cash and fixed income investments, down to 3.7% from 16.9% both at the end of June 2002.
[BAR CHART]

                                                                    NEEDHAM GROWTH FUND NET ASSETS
                                                                    ------------------------------
6/30/96                                                                          9625.00
12/31/96                                                                        14379.00
6/30/97                                                                         25396.00
12/31/97                                                                        21769.00
6/30/98                                                                         18579.00
12/31/98                                                                        17946.00
6/30/99                                                                         27656.00
12/31/99                                                                        42144.00
6/30/00                                                                         67923.00
12/31/00                                                                        76070.00
6/30/01                                                                        277695.00
12/31/01                                                                       348387.00
6/30/02                                                                        374292.00
12/31/02                                                                       264575.00

                                                               NEEDHAM GROWTH FUND SHAREHOLDER ACCOUNTS
                                                               ----------------------------------------
6/30/96                                                                           298
12/31/96                                                                          495
6/30/97                                                                           770
12/31/97                                                                          751
6/30/98                                                                           612
12/31/98                                                                          546
6/30/99                                                                           516
12/31/99                                                                          535
6/30/00                                                                           683
12/31/00                                                                          985
6/30/01                                                                          2587
12/31/01                                                                         3508
6/30/02                                                                          5678
12/31/02                                                                         5200

So was this finally the bottom: NASDAQ composite at 1100 and S&P 500 at 770? Remember the 2002 highs were 2000 on NASDAQ and 1100 on S&P 500 and the all-time highs in late March 2000 were 5000 on NASDAQ and 1500 on S&P 500. Only history will tell us whether October 2002 was the low point of the secular bear market. The 2003 market is a function of expiating the technology bubble; dealing with war and terrorism; harnessing the twin deficits (trade and budget); passing a fiscal stimulus package; controlling a burgeoning U.S. money supply (up 10% for the three-month period ending December '02); raising the debt ceiling and offsetting the impact of a sharp increase in commodity prices, including oil, natural gas and gold. When we have dealt with these issues, there is still the issue of corporate earnings. Will Corporate America put on its spending sneakers and will the U.S. consumer continue to spend like a drunken lord?

The best-case scenario for the economy in 2003 would include: 1) estimated S&P 500 operating EPS of $55-up from $47 in 2002 and $38.85 in 2001; 2) a fiscal stimulus package including tax cuts, additional write-offs and depreciation allowances, preferably retroactive; and 3) a short successful Iraq campaign or, even better, Saddam Hussein's exile to some neutral country. Short of these events, I repeat what I stated previously: we remain in the work out, consolidation phase in the market from which we conclude that we are in a sideways trading pattern for a considerable period of time with short rallies and sell-offs and a continued compression of P/E

Needham Growth Fund
--------------------------------------------------------------------------------

multiples. There may be times during this phase when value stocks are in favor and other short periods when dynamic growth investing prevails, but this market should favor our bottoms-up stock picking investment style as there will be a premium for in-depth knowledge of companies' businesses, financial results, quality of management and their boards of directors.
The upside surprise in 2003 may be the growth of the Asian economies (including Japan) and, most especially, China. China is the sixth-largest economy in the world at $1.3 trillion for 2002 GDP and growing three times faster than the top five countries, led by the U.S. at $10.4 trillion. At that rate, China will be number three behind Japan in three to four years. Asia, and specifically China, is an integral part of the U.S. manufacturing food chain, as the U.S. becomes an ever larger design, marketing and service economy. There are major positive investment implications in technology in the foundry business and contract manufacturing. As Asia expands its manufacturing base, there are also positive implications for the capital equipment sectors and industrial and consumer hardware.

Finally, I would like to point out that despite the damage done by this bear market, this is only the third time since World War I that the S&P 500 has been down in three consecutive years and only during World War II did the market decline for four consecutive years. The odds against this happening again are greater than 100:1, remembering also that the equity market historically has rallied during the third year of a presidential cycle, which 2003 happens to be. Just food for thought for those wavering bulls and recalcitrant bears!

The key to successful investing in 2003 is knowing the valuation metrics and waiting for the buy/sell imbalance in individual stocks to work in our favor to either buy, sell or short our target stocks at our levels. We have our shopping list; we are waiting to act when stocks hit our price targets and I think we could be OK (to quote Barton Biggs, the market strategy sage).

The Fund continues, for the patient investor, to outperform the long-term comparable indices, thanks to our GARP discipline, our focus on small to mid-cap companies, the special situation investments,

---------------------------------------------------
                 TOP TEN HOLDINGS*
      SECURITY
---------------------       % OF TOTAL INVESTMENTS+
                                     -----

1) Seagate Technology
Holdings               STX           7.24%
 2) Talisman Energy,
   Inc.                TLM           4.48%
 3) Motorola, Inc.     MOT           3.41%
 4) Comcast Corp.
   Class A             CMCSA          2.65%
 5) Harris Corp.       HRS           2.37%
 6) Thermo Electron
   Corp.               TMO           2.35%
 7) Raytheon Co.       RTN           2.08%
 8) Patterson-UTI
   Energy              PTEN          2.04%
 9) AU Optronics
   Corp.               AUO           1.97%
10) Oceaneering
  International, Inc.  OII           1.95%


 TOP TEN HOLDINGS =
 30.54% OF PORTFOLIO

* Current portfolio
holdings may not be
indicative of future
portfolio holdings.

+ Percentage of total
  investments
  includes all
  stocks, fixed
  income securities
  and options plus
  cash minus all
  short positions.
---------------------------------------------------

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

and our ability to short and hedge. The Fund also continues to focus on preservation of capital and long-term capital appreciation. While we have a superior investment record of nearly seven years, I continue to advise shareholders and potential investors not to be rattled by short-term disappointments and to temper their expectations and focus on realistic investment goals and returns. We are in a period where fixed-income returns are historically low and high double-digit after-tax equity returns are a fond memory. Patience, however, should be well rewarded, as compound annual total equity returns (including dividends) from 1960 to 2000, which included five bear market phases of various lengths, have outperformed five-year maturity fixed-income total returns (including interest income) by 4% (11.5% versus 7.5%). While 4% may not seem much, please read my footnote below for the dollar comparisons.(1)

For those of you who have invested, whether recently or over the life of the Fund, we thank you for your confidence and support. We are disappointed with our performance in 2002 and have heretofore never underperformed the averages by this margin. Our biggest disappointments came from telecommunications, media and technology, which were especially weak during the second and third quarters. Some of these stocks were hit hard by actual and alleged accounting frauds; fraud is hard to detect prior to public disclosure. We can assure you that, while we can't always avoid the short-term pain, we will continuously look to learn from our mistakes to attain our long-term goals. This is not an excuse but rather an explanation. I hope that investors will tolerate our 2002 performance and not allow that to outweigh our superior long-term performance (see page 1). The Fund continues to be rated five stars by Morningstar(TM) for five years and overall.(2)

-------------
(1) $100,000 invested for 40 years at 7.5% compounded semiannually produces $1.90 million while $100,000 invested for 40 years at 11.5% compounded semiannually produces $8.76 million, thus demonstrating the power of compounding for the patient investor.

(2) For each fund with at least a three-year history, Morningstar(TM) calculates a Morningstar(TM) Rating based on a Morningstar(TM) Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar(TM) Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar(TM) Rating metrics. The Needham Growth Fund was rated against the following numbers of U.S.-domiciled Small-Cap Growth funds over the following time periods: 433 funds in the last three years and 295 funds in the last five years. With respect to these Small-Cap Growth funds, the Needham Growth Fund received a Morningstar(TM) Rating of 4-stars, 5 stars and 5 stars for the three-year period, five year period and overall, respectively. Past performance is no guarantee of future results.

      ----------------------------------------------------------------------------------------------------
                                               SECTOR WEIGHTINGS
                                 SECTOR                             LONG(3)     (SHORT)(3)     TOTAL(3)(4)
      ------------------------------------------------------------  ------       -------         ------
      Healthcare/Medical Devices/Pharmaceuticals                     7.67%       (1.90)%           5.77%
      Media/Leisure/Cable/Entertainment                              7.39%       (1.19)%           6.20%
      Energy/Industrial/Metals                                      24.07%       (3.44)%          20.63%
      Consumer/Business Services/Financial                           5.29%       (7.24)%          (1.95)%
      Technology & Telecommunications                               69.59%       (5.63)%          63.96%
      Miscellaneous & Options                                        2.86%       (1.20)%           1.66%
      Cash & Fixed Income Investments                                3.73%            --           3.73%
                                                                                                 100.00%
      (3) Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short positions.
      (4) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.
      ----------------------------------------------------------------------------------------------------

Needham Growth Fund
--------------------------------------------------------------------------------

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully prior to investing in the Fund), please contact us at 1-800-625-7071, visit our Web site at www.needhamfunds.com or visit the Morningstar(TM) Web site at www.morningstar.com (enter NEEGX in the ticker field).

Wishing you all a successful and happy 2003, I remain

Yours sincerely,

/s/ Peter J.R. Trapp

Peter J.R. Trapp
Portfolio Manager

              ------------------------------------------
              GOOD IDEAS THAT WORKED(1)
              ------------------------------------------
               AT&T Corp.
              ------------------------------------------
               Kronos, Inc.
              ------------------------------------------
               HPL Technologies, Inc. (short)
              ------------------------------------------
               Storage Technology Corp.
              ------------------------------------------
               Applied Films Corp.
              ------------------------------------------

              ------------------------------------------
              GOOD IDEAS AT THE TIME(2)
              ------------------------------------------
               Motorola, Inc.
              ------------------------------------------
               CKE Restaurants, Inc.
              ------------------------------------------
               AU Optronics, Inc.
              ------------------------------------------
               Seagate Technology Holdings
              ------------------------------------------
               Charming Shoppes, Inc.
              ------------------------------------------

             (1) Realized and Unrealized Gains From 07/01/02 to 12/31/02
             (2) Realized and Unrealized Losses From 07/01/02 to 12/31/02

             For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not on an individual basis, have a meaningful effect on the Fund's net assets. Past performance of these holdings is historical and does not guarantee future results.

Needham Aggressive Growth Fund                                ANNUAL REPORT 2002
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to report (see below) the performance results for the Needham Aggressive Growth Fund ("NAGF" or the "Fund"), NASDAQ symbol NEAGX, for the quarter ended December 31, 2002 ("4Q02"), for the six months ended December 31, 2002 ("6 months"), 2002 and from September 4, 2001 to December 31, 2002 ("Since Inception"). The Fund was up 4.78% for the quarter ended December 31, 2002, fell 7.24% for the 6 months, fell 17.15% for the year and is down 5.30% since inception compounded annually.

INVESTMENT STRATEGY

NAGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NAGF targets the equities of companies with strong, above-average prospective growth rates. The Fund invests, in general, in markets and industries with strong growth rates, focusing on the market leaders in these areas. These market leaders, especially as they break away from their competitors, tend to garner a disproportionate share of the positive financial returns. Also important is the long-term sustainability of that leadership position. Thus, the Fund looks for companies with strong management teams, superior balance sheets, above-average margins that can generate excess cash, strong R&D and brand spending in industries with high barriers to entry.

INVESTMENT ANALYSIS

Begun just before the 9/11 tragedies in 2001, Needham Aggressive Growth Fund has labored under the challenge of building a growth portfolio in an environment that has been largely hostile to equities in general and growth names in particular. We have endeavored to limit capital erosion while initiating investments in a core group of companies that we believe will be attractive growth vehicles when the equity markets return to an upward bias.

We have approached this challenge with a two-pronged strategy. First has been to stick to our style of identifying companies with above-average growth prospects, typically the leaders of their respective

      --------------------------------------------------------------------------------------------------------
                             COMPARATIVE PERFORMANCE STATISTICS
                                                                                                   SINCE
                             BENCHMARKS                          6 MONTHS       1 YEAR         INCEPTION(5)
      ---------------------------------------------------------  --------      --------          --------
      Needham Aggressive Growth Fund(1)                           (7.24%)      (17.15%)          (5.30%)(6)(7)
      Nasdaq Composite Index(2)                                   (8.54%)      (31.26%)          (15.49%)
      S&P 500 Index(3)                                           (10.30%)      (22.10%)          (13.87%)
      Russell 2000 Index(4)                                      (16.56%)      (20.48%)           (9.38%)
      --------------------------------------------------------------------------------------------------------

1. Investment results calculated after reinvestment of dividends.
2. The Nasdaq Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
5. Compound annual growth rate. Assumes all dividends are reinvested in shares of the Fund.
6. Total return since inception was (6.96)%, assuming all dividends were reinvested in shares of the Fund.
7. The inception date of the Fund was 9/4/01.
Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Aggressive Growth Fund
--------------------------------------------------------------------------------

market segments. This leadership has less to do with size (though there is often a strong correlation) and more with a combination of objective and subjective criteria that we believe will lead to superior long-term capital gains. Objectively, we look for such key attributes as high and defensible market share, high and expanding margins, strong balance sheets and sustainable growth opportunities. Subjectively, we rate the quality of management both in setting a vision and in how well they are executing to that vision.

Our second key strategy these past five quarters has been to actively manage risk during this very difficult environment through a combination of healthy levels of cash, short sales and a moderate exposure to individual stocks. The Fund maintained a high level of cash through October 2002, typically over 50% of the assets. By reference, the Fund ended the September 2002 quarter with 60.3% in cash. We also hedged some of our more volatile sectors, technology in particular, with some judicious short sales. We also limited the exposure to any one name by keeping the average position size to less than 1% of total assets.

Since the inception of the Fund on September 4, 2001, there has been a substantial deterioration in equity values, with the S&P 500 Index down 13.9% and the NASDAQ Composite down 15.5%; however, NAGF was down only 5.3% compounded annually.

While you are probably well aware of the damage this bear market has wrought, it is worth noting that this is only the third time in the past 100 years that the market averages have declined for three straight years and that in duration and severity, this bear market has rivaled the one that followed the Crash of 1929. This has not been the market to put the capital "A" in aggressive, though we have been aggressive in our attempts to preserve capital. We are pleased with many of the initial positions we have taken in companies such as Affiliated Computer Services (a leader in business process outsourcing), Pacific Sunwear (a leading teen apparel retailer) and Cymer (the dominant supplier of light sources for semiconductor lithography equipment), but we are also pleased to have kept a conservative posture.

[BAR CHART]

                                                              NEEDHAM AGGRESSIVE GROWTH FUND NET ASSETS
                                                              -----------------------------------------
9/30/01                                                                         7634.00
10/31/01                                                                        9105.00
11/30/01                                                                       10714.00
12/31/01                                                                       13178.00
6/30/02                                                                        17210.00
12/31/02                                                                       14273.00

                                                                    NEEDHAM AGGRESSIVE GROWTH FUND
                                                                         SHAREHOLDER ACCOUNTS
                                                                    ------------------------------
9/30/01                                                                           86
10/31/01                                                                         113
11/30/01                                                                         146
12/31/01                                                                         163
6/30/02                                                                          256
12/31/02                                                                         236

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

That said, we continue to believe, as we wrote in our September quarter letter, that despite the difficult economic, political and investing environment, that the markets have discounted a good portion of the bad news and we have since October been increasing the Fund's exposure to equities. While the Fund's net long position stood at only 37.5% at the end of September, it is now at 77.6%, with cash down to just over 22% of the assets. We have increased exposure to all four of our key target industries: consumer, healthcare, services and technology. We have added some new names, but a majority of that cash was used to add to existing holdings. The short exposure is back up to 6.5% from the 2.2% level at the end of September, but all of that increase occurred after the sharp November run up.

-----------------------------------------------------
                  TOP TEN HOLDINGS*
      SECURITY
---------------------         % OF TOTAL INVESTMENTS+
                                       -----

1) Seagate Technology
Holdings               STX             5.20%
 2) Cerner Corp.       CERN            2.33%
 3) EMS Technologies,
   Inc.                ELMG            2.33%
 4) Community Health
   Care                CYH             2.30%
 5) Pfizer, Inc.       PFE             2.28%
 6) Nassda, Inc.       NSDA            2.09%
 7) CV Therapeutics,
   Inc.                CVTX            2.04%
 8) Nautilus Group,
   Inc.                NLS             1.99%
 9) Pacific Sunwear
   of California       PSUN            1.98%
10) Affiliated
  Computer Systems,
  Inc.                 ACS             1.96%


 TOP TEN HOLDINGS =
   24.50% OF TOTAL
     INVESTMENTS
 * Current portfolio holdings may not be indicative
 of future portfolio holdings.
 + Percentage of total investments includes all
   stocks, fixed income securities and options plus
   cash minus all short positions.
-----------------------------------------------------

OUTLOOK

While we have moved away from our very conservative stance, we do not believe the stage has been set for a runaway bull market. Significant risks remain, both economically and politically. The two areas that require the greatest scrutiny in the near term are the risk of military engagement with Iraq and the health of the U.S. consumer. It is difficult to handicap the potential scenarios regarding Iraq, so the best we can do is monitor the situation and to keep enough cash to buffer against a negative market reaction.

Perhaps more worrisome is the U.S. consumer. Despite the tougher economic times, terrorist fears and corporate malfeasance scandals, the U.S. consumer, despite being relatively leveraged, has continued to spend and kept our recession short-lived and shallow. Recently, however, there are growing indications that consumer spending has moderated. If consumer confidence was to erode further, it could snuff out hopes for an improved equity climate in 2003.

We believe that the most likely scenario is that the economy will continue to grow, albeit at a fairly subdued pace. Between the Federal Reserve rate cuts and the Bush economic proposals, there seems to be enough stimulus coming to keep the economy moving, but we believe that investors should maintain modest expectations. In the very near term, given the Iraq overhang and the visible weakness in the economy, we are increasing the Fund's short exposure and raising some cash in anticipation of a possible retest of the October lows.

Needham Aggressive Growth Fund
--------------------------------------------------------------------------------

CONCLUSION

We think that in this more sober investing environment, investment gains will once again be more closely aligned with real and sustainable earnings growth, an environment that we believe favors our patient, bottoms-up style.

As always, we appreciate your confidence in us and we will endeavor to be ever worthy of that confidence. We encourage your comments and feedback so we may serve you better.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully before investing in the Fund), please contact us at 1-800-625-7071 or visit our website, www.needhamfunds.com.

Yours sincerely,

/s/ James K. Kloppenburg
James K. Kloppenburg

Portfolio Manager

      --------------------------------------------------------------------------------------------------
                                              SECTOR WEIGHTINGS
                                 SECTOR                             LONG(1)     (SHORT)(1)     TOTAL(1)(2)
      ------------------------------------------------------------  ------       -------        -------
      Healthcare/Medical Devices/Pharmaceuticals                    15.84%            --         15.84%
      Media/Leisure/Cable/Entertainment                              1.69%            --          1.69%
      Energy/Industrial                                              6.99%            --          6.99%
      Consumer/Business Services/Financial                          17.53%       (2.93)%         14.60%
      Technology & Telecommunications                               41.95%       (3.54)%         38.41%
      Miscellaneous                                                  0.06%            --          0.06%
      Cash & Fixed Income Investments                               22.41%            --         22.41%
                                                                                                100.00%
      (1) Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short positions.
      (2) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.
      --------------------------------------------------------------------------------------------------

Needham Small Cap Growth Fund                                 ANNUAL REPORT 2002
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report the performance results for the Needham Small Cap Growth Fund ("NSCGF" or the "Fund"), NASDAQ symbol NESGX, for the six months ended December 31, 2002 ("6 Months") and from May 22, 2002 to December 31, 2002 ("Since Inception"). The Fund was up 11.97% for the six months ended December 31, 2002, and 3.80% since inception May 22, 2002. Our performance relative to the major indices can be found below.
The Fund seeks long-term, tax-efficient capital appreciation by investing primarily in equity securities of smaller growth companies which the Fund believes are trading at a discount to their underlying value yet have the potential for superior long-term growth. Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of domestic issuers that have market capitalizations of $2 billion or less and are listed on a nationally recognized securities exchange or traded on the Nasdaq system. Central to the Fund's investment strategy is a sound valuation discipline that seeks to acquire growth companies at reasonable prices. The Fund seeks tax efficiency by holding securities for a period of twelve months or more to obtain long-term capital gain treatment and by offsetting capital gains on the sale of securities with capital losses.

The first half of 2002 was a difficult time for the market, but July proved to be even worse for the market and our Fund. Many of the initial positions that the Fund had taken in June dropped dramatically during the first three weeks of July. We did see a slight recovery in August and everyone started thinking that after Labor Day the market would get some legs, and we would have a good, if not great, finish to the year. Little did we know.

      -----------------------------------------------------
               COMPARATIVE PERFORMANCE STATISTICS
           BENCHMARKS        6 MONTHS      SINCE INCEPTION
      ---------------------  --------          --------
      Needham Small Cap
        Growth Fund           11.97%             3.80%(4)
      S&P 600 Index(1)       (14.61%)          (19.90%)
      Nasdaq Composite
        Index(2)              (8.54%)          (19.99%)
      Russell 2000 Index(3)  (16.56%)          (21.72%)
      -----------------------------------------------------

1. The S&P 600 Index is a broad unmanaged measure of the U.S. stock market.
2. The Nasdaq Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
3. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
4. The date of inception was 5/22/02.

Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The month of September will go down in market history as one of the worst with day after day of declines to the point where by early October, we had exceeded the lows of July. NESGX finished the September 30, 2002 quarter down 18.23% and down 24.20% from inception on May 22, 2002.

We are pleased to report that the Fund experienced a major turnaround in the fourth quarter of 2002 that resulted in an increase of 36.94% in the portfolio value. This performance allowed us to recover all of the losses of the second and third quarters and to finish the year in the black with a 3.80% return to our investors. The bear market onslaught ended on October 9, with everyone

Needham Small Cap Growth Fund
--------------------------------------------------------------------------------

thoroughly dejected, but the market, and technology in particular, was oversold, in our opinion. The subsequent eight weeks proved to be a bonanza for the Fund as technology stocks rallied.

The Fund benefited further from the fact that we entered this mid-October upturn with about 85% of the Fund long in equities and a very modest short position. As the market rallied, the Fund also took the opportunity to rid itself of some early mistakes while adding further to our quality names - such as Harris Corp. and MKS Instruments, Inc. - and we added a few new names in sectors that we think will do well in 2003 - such as ParthusCeva, Inc. and Veridian Corporation.

From the inception of the Fund to December 31, 2002, the Fund outperformed the S&P 600 Index, the NASDAQ Composite and the Russell 2000 Index, which were down 19.90%, 19.99% and 21.72%, respectively. We are one of the few small cap growth funds that ended 2002 with positive results.

Our philosophy is somewhat broader than Mr. Warren Buffet, who only wants to invest in great businesses at sensible prices, and not mediocre businesses at bargain prices. We will look at average businesses at bargain prices if they have a good management team and solid financials. It is very difficult to find the next Cisco or Microsoft - and even more so at a reasonable price. However, we do believe that we can look at the semiconductor equipment business, which may be cyclical and difficult at times, and find attractive managements with solid financials that should flourish in the next upturn.

We have a core of some 25-30 growth stocks where we plan to increase our holdings over time. We have another 20 names that we consider to be good investments but we will take profits if and when this market improves. We do not plan to add many new holdings this quarter as either longs or shorts. We are pleased that we were able to invest in a few attractive defense stocks during this past quarter to go with our other sectors. We hope to add a few financial names in 2003 if the opportunity presents itself.

We believe that we are in a market very similar to the 1970s where money can be made by investing in good businesses that outperform their competition and are rewarded by investors. Buying sectors will be a tough way to perform in this decade. Lastly, we also hope to begin marketing the Fund to investors during the first half of 2003 with the goal to reach at least $25.0 million in assets by year-end.

-----------------------------------------------------
                  TOP TEN HOLDINGS*
      SECURITY
---------------------         % OF TOTAL INVESTMENTS+
                                       -----

1) Harris Corp.        HRS             6.03%
 2) MKS Instruments,
   Inc.                MKSI            5.65%
 3) Seagate
   Technology
   Holdings            STX             4.92%
 4) Remec, Inc.        REMC            4.44%
 5) Pemstar, Inc.      PMTR            4.14%
 6) Veridian Corp.     VNX             3.91%
 7) ConMED Corp.       CNMD            3.10%
 8) FSI
   International,
   Inc.                FSII            2.58%
 9) Photronics, Inc.   PLAB            2.51%
10) Chesapeake Energy  CHK             2.48%


 TOP TEN HOLDINGS =
   39.76% OF TOTAL
     INVESTMENTS
 * Current portfolio holdings may not be indicative
 of future portfolio holdings.
 + Percentage of total investments includes all
   stocks, fixed income securities and options plus
   cash minus all short positions.
-----------------------------------------------------

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

We want to extend a very appreciative thank you to our investors for showing confidence in a new fund in such a challenging year. We will be working hard to reward your confidence in 2003 and beyond by seeking out attractive long-term growth opportunities.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully before investing in the Fund), please contact us at 1-800-625-7071 or visit our website www.needhamfunds.com.

Sincerely,

/s/ Vincent E. Gallagher

Vincent E. Gallagher
Portfolio Manager

Funds holding smaller capitalized companies are subject to greater price fluctuation than those of larger companies.

              ------------------------------------------
              GOOD IDEAS THAT WORKED(1)
              ------------------------------------------
               Pemstar, Inc.
              ------------------------------------------
               MKS Instruments, Inc.
              ------------------------------------------
               Kronos, Inc.
              ------------------------------------------
               Synopsys, Inc. (short)
              ------------------------------------------
               HPL Technologies (short)
              ------------------------------------------

              ------------------------------------------
              GOOD IDEAS AT THE TIME(2)
              ------------------------------------------
               Finisar Corp.
              ------------------------------------------
               AXT, Inc.
              ------------------------------------------
               Photronics, Inc.
              ------------------------------------------
               BTU International, Inc.
              ------------------------------------------
               Remec, Inc.
              ------------------------------------------

             (1) Realized and Unrealized Gains From 07/01/02 to 12/31/02
             (2) Realized and Unrealized Losses From 07/01/02 to 12/31/02

             For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not on an individual basis, have a meaningful effect on the Fund's net assets. Past performance of these holdings is historical and does not guarantee future results.

      -----------------------------------------------------------
                           SECTOR WEIGHTINGS
             SECTOR          LONG(1)     (SHORT)(1)     TOTAL(1)(2)
      ---------------------  ------       -------        -------
      Healthcare/ Medical
        Devices/
        Pharmaceuticals       7.45%            --          7.45%
      Media/ Leisure/
        Cable/
        Entertainment            --            --             --
      Energy/ Industrial/
        Metals               12.87%            --         12.87%
      Consumer/Business
        Services/ Financial   8.61%       (2.76)%          5.85%
      Technology &
        Telecommunications   68.24%       (2.78)%         65.46%
      Miscellaneous &
        Options                  --            --             --
      Cash & Fixed Income
        Investments           8.37%            --          8.37%
                                                         100.00%
      (1) Percentage of total investments includes all stocks,
        fixed income securities and options plus cash minus all
        short positions.
      (2) Total represents the difference between the long
       exposure and the short exposure, which produces the net
       exposure.
      -----------------------------------------------------------

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments
December 31, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
COMMON STOCK - (95.7%)
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (0.7%)
Collectors Universe*                                               62,500          $    225,000
Concord EFS, Inc.*                                                100,000             1,574,000
-----------------------------------------------------------------------------------------------
                                                                                      1,799,000
-----------------------------------------------------------------------------------------------
CABLE TELEVISION & EQUIPMENT - (4.9%)
Comcast Corp. Class A*+                                           250,000             5,892,500
Comcast Corp. Special Class A*                                     60,000             1,355,400
Scientific-Atlanta, Inc.                                          315,000             3,735,900
Shaw Communications, Inc.+                                        200,000             2,056,000
-----------------------------------------------------------------------------------------------
                                                                                     13,039,800
-----------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (4.0%)
Coorstek, Inc.*+                                                  125,000             3,193,750
Manufacturers Services Ltd.*                                      325,000             1,800,500
Merix Corp.*+                                                     150,000             1,260,000
Parlex Corp.*+                                                    100,000               981,000
Pemstar, Inc.*                                                    500,000             1,130,000
Sanmina Corp.*                                                    200,000               898,000
Solectron Corp.*+                                                 350,000             1,242,500
-----------------------------------------------------------------------------------------------
                                                                                     10,505,750
-----------------------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (4.2%)
Boeing Co.                                                         60,000             1,979,400
Honeywell International, Inc.+                                    105,000             2,520,000
Raytheon Co.*+                                                    150,000             4,612,500
Rockwell International Corp.+                                     100,000             2,071,000
-----------------------------------------------------------------------------------------------
                                                                                     11,182,900
-----------------------------------------------------------------------------------------------
EDA/CAD -- CAM/INTELLECTUAL PROPERTY - (1.2%)
Autodesk, Inc.+                                                   100,000             1,430,000
MIPS Technologies Inc. Class B*                                   200,000               576,000
MSC Software Corp.*+                                              150,000             1,158,000
-----------------------------------------------------------------------------------------------
                                                                                      3,164,000
-----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (0.6%)
Vishay Intertechnology, Inc.*                                     150,000             1,677,000
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (9.8%)
Adaptec, Inc.*                                                    175,000               988,750
Bell Microproducts, Inc.*                                         200,000             1,108,000
Crossroads Systems, Inc.*                                         250,000               232,500
Datalink Corporation*                                              28,400               109,936
Datalink Corporation (PP)*                                        400,000             1,548,400
Hutchinson Technology, Inc.*+                                     100,000             2,070,000
Overland Storage, Inc.*                                            85,000             1,239,385
Seagate Technology Holdings*                                    1,500,000            16,095,000
Storage Technology Corp.*                                         100,000             2,142,000
Western Digital Corp.*+                                           115,000               734,850
-----------------------------------------------------------------------------------------------
                                                                                     26,268,821
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (2.1%)
Cognex Corp.*+                                                    100,000          $  1,843,000
Electronics for Imaging, Inc.*+                                   110,000             1,788,710
Robotic Vision (PP)*                                            1,102,739               264,657
Symbol Technologies, Inc.+                                        200,000             1,644,000
-----------------------------------------------------------------------------------------------
                                                                                      5,540,367
-----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (5.5%)
Chesapeake Energy Corp.                                           400,000             3,096,000
Talisman Energy, Inc.+                                            275,000             9,946,750
Ultra Petroleum Corp.*+                                           145,000             1,435,500
-----------------------------------------------------------------------------------------------
                                                                                     14,478,250
-----------------------------------------------------------------------------------------------
FOUNDRIES - (1.9%)
AU Optronics Corp.*+                                              760,000             4,377,600
United Microelectronics Corp.*                                    200,000               672,000
-----------------------------------------------------------------------------------------------
                                                                                      5,049,600
-----------------------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (2.0%)
D & K Healthcare Resources, Inc.+                                 121,000             1,239,161
Pediatric Services of America, Inc.*                              150,000             1,042,500
Quintiles Transnational Corp.*+                                   200,000             2,420,000
Ventiv Health, Inc.*+                                             300,000               597,000
-----------------------------------------------------------------------------------------------
                                                                                      5,298,661
-----------------------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (0.8%)
Matria Healthcare, Inc.*                                          110,000               955,900
U.S. Oncology Resources, Inc.*                                    135,000             1,170,450
-----------------------------------------------------------------------------------------------
                                                                                      2,126,350
-----------------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (4.4%)
Applied Films Corp.*+                                             100,000             1,999,000
ATMI, Inc.*+                                                      100,000             1,852,000
AXT, Inc.*+                                                       427,202               768,964
Macdermid, Inc.+                                                  100,000             2,285,000
Park Electrochemical Corp.+                                       155,000             2,976,000
Southwall Technologies, Inc.*                                     527,300             1,650,449
-----------------------------------------------------------------------------------------------
                                                                                     11,531,413
-----------------------------------------------------------------------------------------------
LEISURE PRODUCTS - (1.3%)
Vail Resorts, Inc.*+                                              222,500             3,375,325
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (1.2%)
Sypris Solutions, Inc.+                                           200,000             2,042,000
Unova, Inc.*                                                      200,000             1,200,000
-----------------------------------------------------------------------------------------------
                                                                                      3,242,000
-----------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (3.6%)
ConMED Corp.*+                                                    148,000             2,899,320
Thermo Electron Corp.*+                                           260,000             5,231,200
Viasys Healthcare, Inc.*+                                         100,000             1,489,000
-----------------------------------------------------------------------------------------------
                                                                                      9,619,520
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Continued)
December 30, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
METALS & MINING - (1.5%)
Arch Coal, Inc.+                                                  150,000          $  3,238,500
USEC, Inc.                                                        100,000               602,000
-----------------------------------------------------------------------------------------------
                                                                                      3,840,500
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (1.5%)
Foundry Networks, Inc.*+                                          100,000               704,000
Packeteer, Inc.*+                                                 355,000             2,435,300
Sycamore Networks, Inc.*                                          111,318               321,709
Visual Networks, Inc.*                                            325,000               471,250
-----------------------------------------------------------------------------------------------
                                                                                      3,932,259
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (8.9%)
GlobalSantaFe Corp.+                                              175,000             4,256,000
Oceaneering International, Inc.*+                                 175,000             4,329,500
Offshore Logistics, Inc.*+                                        116,500             2,553,680
Patterson-UTI Energy, Inc.*+                                      150,000             4,525,500
Superior Energy Services*+                                        300,000             2,460,000
Universal Compression Holdings, Inc.*+                            150,000             2,869,500
Varco International, Inc.*+                                       155,000             2,697,000
-----------------------------------------------------------------------------------------------
                                                                                     23,691,180
-----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (2.1%)
Agere Systems, Inc. Class B*                                      500,000               700,000
II-VI, Inc.*                                                      105,000             1,686,300
Newport Corp.*+                                                    95,000             1,193,200
Orbotech Ltd.*+                                                   150,000             2,063,850
-----------------------------------------------------------------------------------------------
                                                                                      5,643,350
-----------------------------------------------------------------------------------------------
POWER SEMICONDUCTORS - (1.2%)
Mercury Computer Systems, Inc.*+                                  100,000             3,052,000
-----------------------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (0.6%)
American Power Conversion Corp.*                                  100,000             1,515,000
-----------------------------------------------------------------------------------------------
SATELLITE EQUIPMENT & SERVICES - (2.2%)
Harris Corp.+                                                     200,000             5,260,000
KVH Industries, Inc.*                                              75,000               645,000
-----------------------------------------------------------------------------------------------
                                                                                      5,905,000
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (5.8%)
ADE Corp.*+                                                       155,000               925,350
Brooks-Pri Automation, Inc.*+                                     120,000             1,375,200
Entegris Inc.*                                                    100,000             1,030,000
FSI International, Inc.*                                          100,000               450,000
FSI International, Inc. (PP)*                                     150,000               675,000
Helix Technology Corp.+                                           100,000             1,120,000
MKS Instruments, Inc.*                                            159,100             2,614,013
Mykrolis Corp.*+                                                  165,000             1,204,500
Nova Measuring Instruments, Ltd.*                                  82,500               123,750
Photronics, Inc.*+                                                200,000             2,740,000
Three-Five Systems, Inc.*                                         125,000               806,250
Trikon Technologies, Inc.*+                                       122,500               612,500
Veeco Instruments, Inc.*+                                         150,000             1,734,000
-----------------------------------------------------------------------------------------------
                                                                                     15,410,563
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (6.2%)
Actel Corp.*+                                                     125,000          $  2,027,500
Atmel Corp.*                                                      950,000             2,118,500
Conexant Systems, Inc.*+                                          250,000               402,500
Integrated Device Technology, Inc.*                               250,000             2,092,500
LSI Logic Corp.*+                                                 475,000             2,740,750
Microsemi Corp.*                                                  200,000             1,218,000
National Semiconductor Corp.*+                                    215,000             3,227,150
Standard Microsystems Corp.*+                                      92,700             1,804,869
Xicor, Inc.*                                                      225,000               839,250
-----------------------------------------------------------------------------------------------
                                                                                     16,471,019
-----------------------------------------------------------------------------------------------
SOFTWARE - (6.1%)
Ascential Software Corp.*                                         305,000               732,000
Aspen Technology, Inc.*                                           239,000               676,370
BMC Software, Inc.*                                               100,000             1,711,000
Citrix Systems, Inc.*                                             100,000             1,232,000
Kronos Inc.*+                                                     100,000             3,699,000
Legato Systems, Inc.*+                                            175,000               880,250
Manugistics Group, Inc.*                                           26,300                63,120
Phoenix Technologies, Ltd.*                                       100,000               577,000
Rainbow Technologies, Inc.*                                       129,000               924,930
SPSS, Inc.*+                                                      200,000             2,798,000
Sybase, Inc.*+                                                    210,000             2,814,000
-----------------------------------------------------------------------------------------------
                                                                                     16,107,670
-----------------------------------------------------------------------------------------------
SPECIALTY RETAILING & MANUFACTURING - (3.8%)
Brookstone, Inc.*                                                  90,000             1,301,400
Charming Shoppes, Inc.*+                                          500,000             2,090,000
G-III Apparel Group, Inc.*                                         74,500               447,000
Gap, Inc.+                                                        200,000             3,104,000
Pacific Sunwear of California, Inc.*                              135,000             2,388,150
West Marine*                                                       45,000               616,050
-----------------------------------------------------------------------------------------------
                                                                                      9,946,600
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (1.3%)
ADC Telecommunications, Inc.*                                     360,000               752,400
AT&T Corp.+                                                       100,000             2,611,000
-----------------------------------------------------------------------------------------------
                                                                                      3,363,400
-----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (6.3%)
Anaren Microwave, Inc.*+                                          150,000             1,320,000
AT&T Wireless Services, Inc.*+                                    225,000             1,271,250
EMS Technologies, Inc.*                                            71,900             1,122,431
EMS Technologies, Inc. (PP)*                                      100,000             1,561,100
Ericsson Telephone Co.*+                                          100,000               674,000
Motorola, Inc.+                                                   875,000             7,568,750
Remec, Inc.*+                                                     190,000               737,200
Viasat, Inc.*+                                                    200,000             2,308,000
-----------------------------------------------------------------------------------------------
                                                                                     16,562,731
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $316,058,311)                                              253,340,029
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Continued)
December 30, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
INVESTMENT TRUSTS - (2.1%)
-----------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - (2.1%)
Central Fund Of Canada                                            750,000          $  3,577,500
H & Q Healthcare Investors Fund                                    70,073               965,606
H & Q Life Sciences Investors Fund                                 82,091               976,062
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT TRUSTS (Cost $5,792,383)                                             5,519,168
-----------------------------------------------------------------------------------------------
PREFERRED STOCK - (1.1%)
-----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (0.0%)
Adelphia Communications Corp. - Convertible Preferred Stock,
  7.50%, 11/15/04, Series E*                                      100,000                 1,000
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (1.1%)
Lucent Convertible - Preferred Stock, 8.00%, 08/01/31              60,000             2,955,000
-----------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK (Cost $8,209,818)                                               2,956,000
-----------------------------------------------------------------------------------------------
                                                                      Par
-----------------------------------------------------------------------------------------------
CONVERTIBLE BOND - (0.6%)
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (0.6%)
Nortel Telecommunications, 4.25%, 09/01/08                      3,000,000             1,567,500
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BOND (Cost $2,502,354)                                              1,567,500
-----------------------------------------------------------------------------------------------
                                                                   Shares
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (1.4%)
The RBB Sansom Street Money Market Portfolio                    3,771,160             3,771,160
-----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,771,160)                                        3,771,160
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (100.9%) (Cost $336,334,026)                                    267,153,857
-----------------------------------------------------------------------------------------------
                                                                Number of
                                                                Contracts
-----------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
-----------------------------------------------------------------------------------------------
INVESTMENTS IN OPTIONS - (0.7%)
-----------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (0.6%)
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (0.1%)
Concord EFS, Inc., Mar. 03, $15.00*                                 1,000               220,000
Sotheby's Holdings, Jan. 03, $15.00*                                  500                 5,000
-----------------------------------------------------------------------------------------------
                                                                                        225,000
-----------------------------------------------------------------------------------------------
CABLE TELEVISION & EQUIPMENT - (0.0%)
America Online, Jan. 04, $20.00*                                    1,000                90,000
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.0%)
Apple Computers, Jan. 03, $20.00*                                     500                 1,500
Dell Computer, Jan. 03, $30.00*                                     1,000                 7,500
Gateway, Inc., Jan. 03, $7.50*                                      1,500                 4,500
-----------------------------------------------------------------------------------------------
                                                                                         13,500
-----------------------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (0.0%)
Honeywell, Jan. 03, $25.00*                                         2,500               100,000
Honeywell, Jan. 03, $35.00*                                         2,000                 6,000
-----------------------------------------------------------------------------------------------
                                                                                        106,000
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                Number of
                                                                Contracts                 Value
-----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (0.0%)
Vishay Intertechnology, Jan. 03, $17.50*                            1,000          $      3,000
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.0%)
EMC Corp., Jan. 04, $12.50*                                         1,000                35,000
-----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (0.0%)
El Paso, Jan. 04, $25.00*                                           1,600                27,200
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (0.0%)
Tyco International, Jan. 03, $17.50*                                1,000                62,500
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (0.1%)
Cisco Systems, Inc., Jan. 03, $12.50*                                 500                47,500
Tellabs, Inc., Jan. 04, $7.50*                                      1,000               195,000
-----------------------------------------------------------------------------------------------
                                                                                        242,500
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (0.3%)
Halliburton Co., Jan. 03, $17.50*                                   2,500               387,500
Schlumberger, Ltd., Jan. 03, $50.00*                                1,000                10,000
-----------------------------------------------------------------------------------------------
                                                                                        397,500
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (0.1%)
Applied Materials, Jan. 03, $12.50*                                 1,500               165,000
Nvidia Corporation, Jan. 03, $15.00*                                  750                 7,500
-----------------------------------------------------------------------------------------------
                                                                                        172,500
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (0.0%)
Advanced Micro Devices, Jan. 03, $12.50*                            2,000                 6,000
Advanced Micro Devices, Jan. 04, $15.00*                            1,000                60,000
Texas Instruments, Jan. 03, $20.00*                                 2,000                10,000
-----------------------------------------------------------------------------------------------
                                                                                         76,000
-----------------------------------------------------------------------------------------------
SOFTWARE - (0.0%)
Microsoft Corp., Jan. 03, $60.00*                                   1,000                12,500
Oracle Corp., Jan. 03, $15.00*                                      1,000                 3,000
Oracle Corp., Jan. 03, $17.50*                                      1,000                 5,000
-----------------------------------------------------------------------------------------------
                                                                                         20,500
-----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (0.0%)
Ericsson Telephone Co., Jan. 03, $7.50*                             2,000                 6,000
-----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $8,132,482)                                        1,477,200
-----------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (0.1%)
-----------------------------------------------------------------------------------------------
BROADCASTING, MEDIA & ENTERTAINMENT - (0.0%)
Walt Disney Co., Jan. 03, $15.00*                                   1,000                20,000
-----------------------------------------------------------------------------------------------
SPECIALTY RETAILING & MANUFACTURING - (0.1%)
Radioshack, Jan. 03, $20.00*                                          750               129,375
-----------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (Cost $356,250)                                             149,375
-----------------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED (Cost $8,488,732)                                             1,626,575
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

NEEDHAM GROWTH FUND
Schedule of Investments (Continued)
December 31, 2002

Needham Funds
--------------------------------------------------------------------------------

                                                                   Shares
-----------------------------------------------------------------------------------------------
WARRANTS - (0.0%)
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.0%)
Datalink, May 07, $4.50*                                           68,000          $    121,089
-----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.0%)
Robotic Vision, May 05, $1.50*                                    275,684                 4,166
-----------------------------------------------------------------------------------------------
TOTAL WARRANTS PURCHASED (Cost $162,175)                                                125,255
-----------------------------------------------------------------------------------------------
TOTAL OPTIONS AND WARRANTS PURCHASED (Cost $8,650,907)                                1,751,830
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AND OPTIONS PURCHASED - (101.6%)                                  268,905,687
-----------------------------------------------------------------------------------------------
Total Securities Sold Short and Options Written - (-17.7%)                          (46,706,565)
-----------------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (16.1%)                                             42,375,697
-----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                              $264,574,819
-----------------------------------------------------------------------------------------------

 * Non-income producing security.
 + Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
PP Private Placement

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Securities Sold Short
December 31, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
SHORT SALES - (-17.3%)
-----------------------------------------------------------------------------------------------
BIOTECHNOLOGY & PHARMACEUTICALS - (-1.6%)
Biotech Holders Trust*                                             50,000          $  4,228,000
-----------------------------------------------------------------------------------------------
BROADCASTING, MEDIA & ENTERTAINMENT - (-1.0%)
Pixar, Inc.*                                                       50,000             2,649,500
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (-0.5%)
Internet Holders Trust*                                            25,000               620,000
Yahoo!, Inc.*                                                      50,000               817,500
-----------------------------------------------------------------------------------------------
                                                                                      1,437,500
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE - (-0.2%)
Internet Architecture Holders Trust*                               25,000               644,500
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (-0.7%)
Qlogic Corp.*                                                      50,000             1,725,500
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (-2.0%)
I Shares Lehman 20 Year Treasury*                                  30,000             2,657,100
Lehman Brothers Holdings, Inc.*                                    50,000             2,664,500
-----------------------------------------------------------------------------------------------
                                                                                      5,321,600
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (-0.9%)
Polaris Industries, Inc.*                                          40,000             2,344,000
-----------------------------------------------------------------------------------------------
METALS & MINING - (-0.4%)
Barrick Gold Corp.*                                                50,000               770,500
Placer Dome, Inc.*                                                 25,000               287,500
-----------------------------------------------------------------------------------------------
                                                                                      1,058,000
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (-1.6%)
Oil Service Holders Trust*                                         50,000             2,865,000
Smith International, Inc.*                                         42,500             1,386,350
-----------------------------------------------------------------------------------------------
                                                                                      4,251,350
-----------------------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (-0.2%)
Ballard Power Systems, Inc.*                                       35,000               387,800
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (-0.8%)
Cabot Microelectronics Corp.*                                      44,000             2,076,800
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION
  DEVICES - (-1.7%)
Broadcom Corp.*                                                    50,000               753,000
Genesis Microchip, Inc.*                                           60,000               783,000
Intel Corp.*                                                       25,000               389,250
Marvell Technology Group Ltd.*                                     50,000               943,000
Semiconductor Holders Trust*                                       25,000               553,750
Silicon Laboratories, Inc.*                                        55,000             1,049,400
-----------------------------------------------------------------------------------------------
                                                                                      4,471,400
-----------------------------------------------------------------------------------------------
SOFTWARE - (-0.3%)
BEA Systems, Inc.*                                                 20,000               229,400
Serena Software Inc.*                                              43,000               678,970
-----------------------------------------------------------------------------------------------
                                                                                        908,370
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Securities Sold Short (Continued)
December 31, 2002

                                                                Shares                    Value
-----------------------------------------------------------------------------------------------
SPECIALTY RETAILING & MANUFACTURING - (-4.8%)
Amazon.com, Inc.*                                                  50,000          $    944,500
Harley-Davidson, Inc.*                                             80,000             3,696,000
Kohl's Corp.*                                                      50,000             2,797,500
Mens Warehouse, Inc.*                                              17,500               300,125
Retail Holders Trust*                                              50,000             3,483,500
Talbots Inc.*                                                      50,000             1,376,500
-----------------------------------------------------------------------------------------------
                                                                                     12,598,125
-----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (-0.6%)
Nokia Corp.*                                                       50,000               775,000
Qualcomm, Inc.*                                                    25,000               909,750
-----------------------------------------------------------------------------------------------
                                                                                      1,684,750
-----------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $48,188,303)                                   45,787,195
-----------------------------------------------------------------------------------------------
                                                                Number of
                                                                Contracts
-----------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
-----------------------------------------------------------------------------------------------
WRITTEN OPTIONS - (-0.4%)
-----------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN - (-0.4%)
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (-0.1%)
Concord EFS, Inc., Mar. 03, $17.50*                                 1,000               260,000
-----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (0.0%)
America Online, Jan. 04, $10.00*                                      500                72,500
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (-0.1%)
Tyco Intl., Jan. 03, $10.00*                                        1,000                 5,000
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION
  DEVICES - (-0.1%)
Micron Technology, Jan. 03, $12.50*                                 1,000               282,500
-----------------------------------------------------------------------------------------------
SOFTWARE - (-0.1%)
Manugistics Group, Jan. 03, $7.50*                                    587               299,370
-----------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS WRITTEN (Premium Received $1,099,498)                                 919,370
-----------------------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN (Premium Received $1,099,498)                                     919,370
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT AND OPTIONS WRITTEN - (-17.7%)                          (46,706,565)
-----------------------------------------------------------------------------------------------
Total Investments and Options Purchased - (101.6%)                                  268,905,687
-----------------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (16.1%)                                             42,375,697
-----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                              $264,574,819
-----------------------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments
December 31, 2002

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
COMMON STOCK - (78.9%)
----------------------------------------------------------------------------------------------
BIOTECH & PHARMACEUTICALS - (8.0%)
American Pharmaceutical Partners*                                  13,000          $   231,400
Axcan Pharma Inc.*                                                 15,000              176,550
CV Therapeutics, Inc.*                                             15,000              273,300
Express Scripts Inc. Class A*                                       3,000              144,120
Pfizer, Inc.                                                       10,000              305,701
----------------------------------------------------------------------------------------------
                                                                                     1,131,071
----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (4.8%)
Affiliated Computer Services, Inc. Class A*                         5,000              263,250
Concord EFS, Inc.*                                                 15,000              236,100
Iron Mountain, Inc.*                                                5,000              165,050
Portfolio Recovery Associates Inc.*                                 1,000               18,251
----------------------------------------------------------------------------------------------
                                                                                       682,651
----------------------------------------------------------------------------------------------
CABLE TELEVISION & EQUIPMENT - (1.6%)
Comcast Corp. Special Class A*+                                    10,000              225,900
----------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (2.5%)
Manufacturers Services Ltd.*                                       40,000              221,600
Solectron Corp.*                                                   40,000              142,000
----------------------------------------------------------------------------------------------
                                                                                       363,600
----------------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (2.7%)
ARM Holdings PLC-Spons ADR*                                        50,000              126,500
ParthusCeva Inc.*                                                  25,000              147,750
Synplicity, Inc.*                                                  30,900              116,802
----------------------------------------------------------------------------------------------
                                                                                       391,052
----------------------------------------------------------------------------------------------
EDUCATIONAL SERVICES - (2.0%)
Education Management Corp.*                                         3,000              112,800
University Of Phoenix*                                              5,000              179,200
----------------------------------------------------------------------------------------------
                                                                                       292,000
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (5.7%)
Cymer, Inc.*                                                        5,000              161,250
Microsemi Corp.*                                                   25,000              152,250
Nassda Corp.*+                                                     25,000              280,500
Rogers Corp.*                                                      10,000              222,500
----------------------------------------------------------------------------------------------
                                                                                       816,500
----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (5.6%)
Datalink Corporation (PP)*                                         25,000               96,775
Seagate Technology Holdings*+                                      65,000              697,450
----------------------------------------------------------------------------------------------
                                                                                       794,225
----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.1%)
Robotic Vision Systems, Inc. (PP)*                                 82,705               19,849
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (1.4%)
State Street Corp.                                                  5,000              195,000
----------------------------------------------------------------------------------------------
FOUNDRIES - (0.3%)
AU Optronics Corp.*                                                 8,000               46,080
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments
December 31, 2002

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (3.2%)
Cerner Corp.*+                                                     10,000          $   312,600
Tripos, Inc.*                                                      20,000              146,600
----------------------------------------------------------------------------------------------
                                                                                       459,200
----------------------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (3.7%)
Community Health Systems*+                                         15,000              308,850
Universal Health Services Inc. Class B*                             5,000              225,500
----------------------------------------------------------------------------------------------
                                                                                       534,350
----------------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (2.6%)
ATMI, Inc.*                                                        10,000              185,200
Park Electrochemical Corp.                                         10,000              192,000
----------------------------------------------------------------------------------------------
                                                                                       377,200
----------------------------------------------------------------------------------------------
METALS & MINING - (1.4%)
Precision Castparts Corp.                                           8,000              194,000
----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (2.6%)
Itron, Inc.*                                                       10,000              191,700
Varco International Inc.*                                          10,000              174,000
----------------------------------------------------------------------------------------------
                                                                                       365,700
----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (1.7%)
Newport Corp.+                                                      6,000               75,360
Orbotech Ltd.*+                                                    12,000              165,108
----------------------------------------------------------------------------------------------
                                                                                       240,468
----------------------------------------------------------------------------------------------
RESTAURANTS & LODGING - (0.8%)
Yum! Brands, Inc.*+                                                 5,000              121,100
----------------------------------------------------------------------------------------------
SATELLITE EQUIPMENT & SERVICES - (1.3%)
Harris Corp.+                                                       7,000              184,100
----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (5.2%)
FSI International Inc. (PP)*                                        5,000               22,500
FSI International Inc.*                                            45,000              202,500
Helix Technology Corp.                                             20,000              224,000
Photronics, Inc.*                                                  15,000              205,500
Veeco Instruments, Inc.*                                            7,500               86,700
----------------------------------------------------------------------------------------------
                                                                                       741,200
----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (5.3%)
Synaptics, Inc.*                                                   32,500              247,000
Taiwan Semiconductor Manufacturing Co. Ltd. ADR*                   20,000              141,000
Texas Instruments, Inc.                                            15,000              225,150
Xicor, Inc.*                                                       40,000              149,200
----------------------------------------------------------------------------------------------
                                                                                       762,350
----------------------------------------------------------------------------------------------
SOFTWARE - (5.5%)
Kronos Inc.*                                                        7,000              258,930
NetIQ Corp.*+                                                      20,000              247,000
Plumtree Software, Inc.*                                           50,000              135,000
Witness Systems, Inc.*                                             40,000              137,600
----------------------------------------------------------------------------------------------
                                                                                       778,530
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                Shares                   Value
----------------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (7.5%)
Brookstone, Inc.*                                                   5,000          $    72,300
Chico's Fas, Inc.*                                                  7,500              141,825
Gap, Inc.+                                                          8,000              124,160
Nautilus Group, Inc.*                                              20,000              267,200
Pacific Sunwear of California, Inc.*                               15,000              265,350
Petco Animal Supplies, Inc.*                                        8,000              187,512
----------------------------------------------------------------------------------------------
                                                                                     1,058,347
----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (3.4%)
EMS Technologies Inc*+                                             20,000              312,220
Motorola, Inc.                                                     20,000              173,000
----------------------------------------------------------------------------------------------
                                                                                       485,220
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $13,113,088)                                               11,259,693
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (21.0%)
PNC Bank Money Market Account                                                        1,585,276
Provident Institutional Fund - Tempcash Portfolio                 709,105              709,105
The RBB Sansom Street Money Market Portfolio                      709,105              709,105
----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,003,486)                                       3,003,486
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (99.9%) (Cost $16,116,574)                                      14,263,179
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
----------------------------------------------------------------------------------------------
WARRANTS - (0.1%)
----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.1%)
Datalink Corp, May 07, $4.50*                                       4,000                7,123
----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.0%)
Robotic Vision, May 05, $1.50*                                     20,676                  312
----------------------------------------------------------------------------------------------
TOTAL WARRANTS PURCHASED (Cost $11,591)                                                  7,435
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AND WARRANTS PURCHASED - (100.0%)                                 14,270,614
----------------------------------------------------------------------------------------------
Total Securities Sold Short - (-6.1%)                                                 (866,775)
----------------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (6.1%)                                                869,263
----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                              $14,273,102
----------------------------------------------------------------------------------------------

 * Non-income producing security.
 + Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
 PPPrivate Placement

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments
December 31, 2002
NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Securities Sold Short
December 31, 2002

                                                               Shares                Value
------------------------------------------------------------------------------------------
SHORT SALES - (-6.1%)
------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (-1.1%)
Artisan Components, Inc.*                                      10,000          $   154,300
------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (-1.0%)
Investors Financial Service Corp.                               5,000              136,950
------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (-0.8%)
Cabot Microelectronics Corp.*                                   2,500              118,000
------------------------------------------------------------------------------------------
SOFTWARE - (-1.4%)
Citrix Systems, Inc.*                                          10,000              123,200
Serena Software Inc.*                                           5,000               78,950
------------------------------------------------------------------------------------------
                                                                                   202,150
------------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (-1.8%)
Harley-Davidson, Inc.                                           2,500              115,500
Kohl's Corp.*                                                   2,500              139,875
------------------------------------------------------------------------------------------
                                                                                   255,375
------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $888,642)                                    866,775
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (-6.1%)                                             (866,775)
------------------------------------------------------------------------------------------
Total Investments - (100.0%)                                                    14,270,614
------------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (6.1%)                                            869,263
------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                          $14,273,102
------------------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments
December 31, 2002

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
COMMON STOCK - (92.8%)
----------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (4.8%)
Parlex Corp.*                                                       1,800          $    17,658
Peco II, Inc.*                                                     30,000               19,200
Pemstar, Inc.*                                                     80,000              180,800
----------------------------------------------------------------------------------------------
                                                                                       217,658
----------------------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (3.7%)
Veridian Corp.*                                                     8,000              170,720
----------------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (1.4%)
ParthusCeva Inc.*                                                   8,100               47,871
Synplicity, Inc.*                                                   3,997               15,109
----------------------------------------------------------------------------------------------
                                                                                        62,980
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (3.0%)
Bel Fuse, Inc.*                                                     2,432               44,019
BTU International, Inc.*+                                          22,000               46,376
Rogers Corp.*                                                       2,000               44,500
----------------------------------------------------------------------------------------------
                                                                                       134,895
----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (9.1%)
Datalink Corporation*                                              24,000               92,904
Dataram Corp.*                                                     35,000              107,100
Seagate Technology Holdings*                                       20,000              214,600
----------------------------------------------------------------------------------------------
                                                                                       414,604
----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT & INSTRUMENTATION - (2.0%)
Cognex Corp*                                                        5,000               92,150
Robotic Vision Systems, Inc.*                                       5,000                1,200
----------------------------------------------------------------------------------------------
                                                                                        93,350
----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (2.4%)
Chesapeake Energy Corp.                                            14,000              108,360
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (2.5%)
Brantley Capital Corp.*                                            13,500              103,950
Soundview Technology Group Inc.*                                    7,500               11,250
----------------------------------------------------------------------------------------------
                                                                                       115,200
----------------------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (0.2%)
Ventiv Health, Inc.*                                                5,000                9,950
----------------------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (1.5%)
Vitalworks Inc.*                                                   17,500               67,375
----------------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (5.2%)
ATMI, Inc.*                                                         5,500              101,860
AXT, Inc.*                                                         48,000               86,400
Southwall Technologies, Inc.*                                      15,500               48,515
----------------------------------------------------------------------------------------------
                                                                                       236,775
----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (1.0%)
Sypris Solutions, Inc.                                              4,500               45,945
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments
December 31, 2002

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (5.4%)
ConMED Corp.*+                                                      6,900          $   135,171
Thermo Electron Corp.*                                              4,500               90,540
Waters Corp.*                                                       1,000               21,780
----------------------------------------------------------------------------------------------
                                                                                       247,491
----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (4.1%)
Agere Systems Inc. - Class A*                                      25,000               36,000
Agere Systems Inc. - Class B*                                      25,000               35,000
Corning, Inc.*                                                     10,000               33,100
Finisar Corporation*+                                              50,000               47,500
Newport Corp.*                                                      3,000               37,680
----------------------------------------------------------------------------------------------
                                                                                       189,280
----------------------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (1.8%)
Vicor Corp.*                                                       10,000               82,510
----------------------------------------------------------------------------------------------
SATELLITE EQUIPMENT & SERVICES - (5.8%)
Harris Corp.                                                       10,000              263,000
----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (15.1%)
ADE Corp.*                                                          3,520               21,014
Brooks-Pri Automation, Inc.*                                        2,500               28,650
Entegris Inc.*                                                      5,000               51,500
FSI International Inc.*                                            25,000              112,500
Genus, Inc.*                                                       20,000               45,800
MKS Instruments, Inc.*                                             15,000              246,450
Photronics, Inc.*+                                                  8,000              109,600
Veeco Instruments, Inc.*                                            7,000               80,920
----------------------------------------------------------------------------------------------
                                                                                       696,434
----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (4.6%)
Anadigics, Inc. *                                                  20,000               51,600
Atmel Corp.*                                                       20,000               44,600
Microsemi Corp.*                                                    5,500               33,495
Sipex Corporation*                                                 22,000               81,400
----------------------------------------------------------------------------------------------
                                                                                       211,095
----------------------------------------------------------------------------------------------
SOFTWARE - (2.8%)
Aspen Technology, Inc.*                                            10,000               28,300
Mobius Management Systems, Inc.*                                    8,000               19,200
Pervasive Software, Inc.*                                           3,000               12,360
Phoenix Technologies, Ltd.*                                         8,000               46,160
Rainbow Technologies, Inc.*                                         3,000               21,510
----------------------------------------------------------------------------------------------
                                                                                       127,530
----------------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (5.7%)
Barbeques Galore Limited                                            5,000               15,950
Finish Line Inc.*                                                   8,000               84,400
Rockford Corp.*                                                    15,000               88,350
Sturm Ruger & Co., Inc.                                             7,500               71,775
----------------------------------------------------------------------------------------------
                                                                                       260,475
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                Shares                   Value
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (3.2%)
ADC Telecommunications, Inc.*                                      40,000          $    83,600
LCC International Inc.*                                            25,000               48,750
Sycamore Networks, Inc.*                                            4,219               12,193
----------------------------------------------------------------------------------------------
                                                                                       144,543
----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (7.5%)
Anaren Microwave, Inc.*+                                            5,376               47,309
Remec, Inc.*                                                       50,000              194,000
Tessco Technologies, Inc.*                                          7,000               64,750
Viasat, Inc.*                                                       3,000               34,620
----------------------------------------------------------------------------------------------
                                                                                       340,679
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $4,216,296)                                                 4,240,849
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (8.0%)
Provident Institutional Fund - Tempcash Portfolio                 137,758              137,758
The RBB Sansom Street Money Market Portfolio                      227,760              227,760
----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $365,518)                                           365,518
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (100.8%) (Cost $4,581,814)                                       4,606,367
----------------------------------------------------------------------------------------------
Total Securities Sold Short - (-5.3%)                                                 (241,750)
Assets, Less Other Liabilities - (4.5%)                                                204,178
----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                               $4,568,795
----------------------------------------------------------------------------------------------

 * Non-income producing security.
 + Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
 PPPrivate Placement

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments
December 31, 2002
NEEDHAM SMALL CAP GROWTH FUND
Schedule of Securities Sold Short
December 31, 2002

                                                              Shares                Value
-----------------------------------------------------------------------------------------
SHORT SALES - (-5.3%)
-----------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (-2.1%)
Cabot Microelectronics Corp.*                                  2,000          $   94,400
-----------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION
  DEVICES - (-0.4%)
Silicon Laboratories, Inc.*                                    1,000              19,080
-----------------------------------------------------------------------------------------
SOFTWARE - (-0.2%)
Serena Software Inc.*                                            500               7,895
-----------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (-2.6%)
Harley-Davidson, Inc.                                          2,000              92,400
Kohl's Corp.*                                                    500              27,975
-----------------------------------------------------------------------------------------
                                                                                 120,375
-----------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $258,087)                                  241,750
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (-5.3%)                                           (241,750)
-----------------------------------------------------------------------------------------
Total Investments - (100.8%)                                                   4,606,367
-----------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (4.5%)                                          204,178
-----------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                         $4,568,795
-----------------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                                                             ANNUAL REPORT 2002

--------------------------------------------------------------------------------

Statements of Assets and Liabilities
December 31, 2002

                                                                         NEEDHAM          NEEDHAM
                                                       NEEDHAM         AGGRESSIVE        SMALL CAP
                                                     GROWTH FUND       GROWTH FUND      GROWTH FUND
---------------------------------------------------------------------------------------------------
ASSETS:
---------------------------------------------------------------------------------------------------
Investments, at Value (Cost $336,334,026,
  $16,116,574 and $4,581,814, respectively)          $267,153,857      $14,263,179      $4,606,367
Option and Warrant Contracts Purchased, at
  Value (Cost $8,650,907 and $11,591,
  respectively)                                         1,751,830           7,435               --
Receivables:
  Dividends and Interest                                  752,628           1,807              926
  Investment Securities Sold                           48,644,184       1,081,356          342,967
  Fund Shares Sold                                        527,411              --           11,975
Prepaid Expenses and Other Assets                          18,282           6,945              490
---------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                     318,848,192      15,360,722        4,962,725
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Securities Sold Short, at Value (Proceeds
  $48,188,303, $888,642 and $258,087,
  respectively)                                        45,787,195         866,775          241,750
Option Contracts Written, at Value (Proceeds
  $1,099,498)                                             919,370              --               --
Payables:
  Investment Securities Purchased                       4,643,133         135,350           78,069
  Fund Shares Redeemed                                  1,821,607              --           37,349
  Due to Adviser                                          807,999          30,839               --
Accrued Expenses and Other Liabilities                    294,069          54,656           36,762
---------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                 54,273,373       1,087,620          393,930
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET ASSETS                                           $264,574,819      $14,273,102      $4,568,795
---------------------------------------------------------------------------------------------------
Shares Outstanding $.001 Par Value
  (Authorized 800,000,000, 100,000,000 and
  100,000,000, respectively)                           13,280,079       1,569,336          440,148
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                                $19.92           $9.09           $10.38
---------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
---------------------------------------------------------------------------------------------------
Paid-in Capital                                      $382,902,029      $16,412,457      $4,762,791
Accumulated Net Realized Loss                         (44,829,200)       (303,671)        (234,886)
Net Unrealized Appreciation (Depreciation) of
  Investment Securities                               (73,498,010)     (1,835,684)          40,890
---------------------------------------------------------------------------------------------------
     TOTAL NET ASSETS                                $264,574,819      $14,273,102      $4,568,795
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

Statements of Operations
For the Year Ended December 31, 2002

                                                                        NEEDHAM          NEEDHAM
                                                       NEEDHAM        AGGRESSIVE        SMALL CAP
                                                     GROWTH FUND      GROWTH FUND     GROWTH FUND(1)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Interest                                            $     631,391     $   80,050        $   8,030
Dividends                                               1,892,404         37,934            2,180
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                 2,523,795        117,984           10,210
----------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------
Investment Advisory Fees                                4,305,436        198,898           27,600
Distribution Fees                                         860,683         39,804            5,589
Administration and Accounting Fees                        304,541         65,165           14,875
Custodian Fees                                            101,300         13,216            8,101
Legal Fees                                                 70,000         37,557           30,000
Shareholder's Reports                                      79,000          3,039            4,708
Directors Fees                                             26,004          1,304              422
Transfer Agent Fees                                        30,000         23,000            5,250
Audit Fees                                                 46,000         34,000           30,000
Filing Fees                                                44,664         11,450              450
Insurance Expense                                           7,824            680              160
Other Expenses                                            143,592         12,967            6,651
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                          6,019,044        441,080          133,806
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
LESS: FEES WAIVED AND/OR EXPENSES REIMBURSED                   --        (43,294)         (78,601)
----------------------------------------------------------------------------------------------------
NET EXPENSES                                            6,019,044        397,786           55,205
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                    (3,495,249)      (279,802)         (44,995)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
----------------------------------------------------------------------------------------------------
Net Realized Loss on Investment Securities            (20,889,349)      (303,671)        (234,886)
Net Realized Loss on Options                          (12,040,211)            --               --
Change in Unrealized Appreciation
  (Depreciation) of Investment Securities and
  Option Contracts and Warrants                       (96,059,471)    (2,713,257)          40,890
----------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENT SECURITIES                    (128,989,031)    (3,016,928)        (193,996)
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                        $(132,484,280)    $(3,296,730)      $(238,991)
----------------------------------------------------------------------------------------------------

(1)For the period May 22, 2002 (commencement of operations) to December 31,
   2002.

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                                              NEEDHAM
                                                                                  NEEDHAM AGGRESSIVE         SMALL CAP
                                                  NEEDHAM GROWTH FUND                GROWTH FUND            GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                            September 4,      May 22,
                                               Year Ended      Year Ended     Year Ended       2001 to        2002 to
                                              December 31,    December 31,   December 31,   December 31,    December 31,
                                                  2002            2001           2002          2001(1)        2002 (2)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                           $  (3,495,249)  $ (2,274,051)  $  (279,802)    $   (37,360)    $  (44,995)
Net Realized Gain (Loss) on Investment
  Securities                                    (20,889,349)    (6,481,631)     (303,671)        358,320       (234,886)
Net Realized Loss on Option and Warrant
  Contracts                                     (12,040,211)    (3,919,129)           --              --             --
Change in Unrealized Appreciation
  (Depreciation) of Investment Securities
  and Option Contracts and Warrants             (96,059,471)    18,534,329    (2,713,257)        877,573         40,890
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    (132,484,280)     5,859,518    (3,296,730)      1,198,533       (238,991)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                    --             --            --              --             --
Net Short-Term Gains                                     --             --      (331,791)             --             --
Net Long-Term Gains                                      --             --            --              --             --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      --             --      (331,791)             --             --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
------------------------------------------------------------------------------------------------------------------------
Shares Issued                                   287,588,143    429,591,377     7,278,012      11,979,279      6,613,950
Shares Issued in Reinvestment of
  Distributions                                          --             --       326,978              --             --
Shares Redeemed                                (238,916,071)  (163,133,379)   (2,881,089)            (90)    (1,806,164)
------------------------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions     48,672,072    266,457,998     4,723,901      11,979,189      4,807,786
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (83,812,208)   272,317,516     1,095,380      13,177,722      4,568,795
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of Period                             348,387,027     76,069,511    13,177,722              --             --
End of Period                                 $ 264,574,819   $348,387,027   $14,273,102     $13,177,722     $4,568,795
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
------------------------------------------------------------------------------------------------------------------------
Number of Shares Issued                          11,422,140     15,587,378       671,800       1,173,799        654,732
Number of Shares Reinvested                              --             --        36,482              --             --
Number of Shares Redeemed                       (10,682,668)    (6,118,425)     (312,737)             (8)      (214,584)
------------------------------------------------------------------------------------------------------------------------
                                                    739,472      9,468,953       395,545       1,173,791        440,148
------------------------------------------------------------------------------------------------------------------------

(1)The Needham Aggressive Growth Fund commenced operations on September 4, 2001.

(2)The Needham Small Cap Growth Fund commenced operations on May 22, 2002.

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Financial Highlights

                                               Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a Share Outstanding                      December 31,   December 31,   December 31,   December 31,   December 31,
Throughout each Period)                           2002           2001           2000           1999           1998
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  27.78       $  24.77       $ 26.47        $ 17.27        $ 14.42
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                       (0.25)         (0.29)        (0.12)         (0.03)         (0.30)
Net Realized and Unrealized Gains (Losses)
  on Securities                                    (7.61)          3.30          2.57          12.55           3.16
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   (7.86)          3.01          2.45          12.52           2.86
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                 --             --            --             --          (0.01)
Net Realized Gains                                    --             --         (4.15)         (3.32)            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --             --         (4.15)         (3.32)         (0.01)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  19.92       $  27.78       $ 24.77        $ 26.47        $ 17.27
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      (28.29)%        12.15%         7.40%         79.72%         19.85%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)           $264,575       $348,387       $76,070        $42,144        $17,946
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets             1.75%          1.87%         2.19%          2.50%          2.50%
Ratio of Expenses to Average Net Assets
  (excluding waivers and reimbursement of
  expenses)                                         1.75%          1.87%         2.19%          2.84%          3.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                               (1.01)%        (1.04)%       (1.07)%        (1.63)%        (1.72)%
Ratio of Net Investment Income (Loss) to
  Average Net Assets
  (excluding waivers and reimbursement of
  expenses)                                        (1.01)%        (1.04)%       (1.07)%        (1.97)%        (2.66)%
Portfolio Turnover Rate                               78%           150%          187%           145%           586%

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Financial Highlights

                                                                  Year
                                                                 Ended        September 4, to
                  For a Share Outstanding                     December 31,     December 31,
                   Throughout each Period                         2002            2001**
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 11.23           $ 10.00
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      (0.17)            (0.03)
Net Realized and Unrealized Gains (Losses) on Securities          (1.76)             1.26
---------------------------------------------------------------------------------------------
Total from Investment Operations                                  (1.93)             1.23
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------
Net Investment Income                                                --                --
Net Realized Gains                                                (0.21)               --
---------------------------------------------------------------------------------------------
Total Distributions                                               (0.21)               --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  9.09           $ 11.23
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (17.15)%           12.30%#
---------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                           $14,273           $13,178
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                            2.50%             2.50%*
Ratio of Expenses to Average Net Assets
  (excluding waivers and reimbursement of expenses)                2.77%             4.05%*
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.76)%           (1.23)%*
Ratio of Net Investment Income (Loss) to Average Net Assets
  (excluding waivers and reimbursement of expenses)               (2.03)%           (2.78)%*
Portfolio Turnover Rate                                              58%               45%*

 * Annualized.
 # Non-annualized.
 **The Needham Aggressive Growth Fund commenced operations on September 4, 2001.

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Financial Highlights

                                                                  May 22
For a Share Outstanding                                       to December 31,
Throughout each Period                                            2002**
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.00
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------
Net Investment Income (Loss)                                       (0.10)
Net Realized and Unrealized Gains (Losses) on Securities            0.48
-----------------------------------------------------------------------------
Total from Investment Operations                                    0.38
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------
Net Investment Income                                                 --
Net Realized Gains                                                    --
-----------------------------------------------------------------------------
Total Distributions                                                   --
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $10.38
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TOTAL RETURN                                                        3.80%#
-----------------------------------------------------------------------------
Net Assets, End of Period (thousands)                             $4,569
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                             2.50%*
Ratio of Expenses to Average Net Assets
  (excluding waivers and reimbursement of expenses)                 6.06%*
Ratio of Net Investment Income (Loss) to Average Net Assets        (2.04)%*
Ratio of Net Investment Income (Loss) to Average Net Assets
  (excluding waivers and reimbursement of expenses)                (5.60)%*
Portfolio Turnover Rate                                              107%*

 * Annualized.
 # Non-annualized.
 **The Needham Small Cap Growth Fund commenced operations on May 22, 2002.

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION

Needham Growth Fund ("NGF"), Needham Aggressive Growth Fund ("NAGF"), and Needham Small Cap Growth Fund ("NSCGF") or ("the Portfolios"), are portfolios of The Needham Funds, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on October 12, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Other: Security transactions are accounted for on the date the securities are purchased or sold. The cost (proceeds) of investments sold (bought to cover) are determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Adviser") to manage its investments. The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net asset value of each portfolio.

The Adviser has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 2002 to not more than 2.50% of average daily net assets. For the year ended December 31, 2002, the Adviser waived advisory fees in the amount of $43,294 and $27,600 for NAGF and NSCGF, respectively. The Adviser waived none of its fees for NGF during the year ended December 31, 2002.

During the period ended December 31, 2002, the Adviser also reimbursed NSCGF for expenses in the amount of $51,001.

PFPC Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Adviser.

4. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from generally accepted accounting principles, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or

Needham Funds
--------------------------------------------------------------------------------

permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or accumulated net investment income (loss), as appropriate, in the period the differences arise. These reclassifications have no effect on net assets or net asset value per share of each portfolio.

For NGF and NAGF, the components of distributable earnings on a tax basis do not differ materially from book basis distributable earnings, which are disclosed in the Statements of Assets and Liabilities. For NSCGF, there is a significant tax/book difference between accumulated net realized loss and unrealized appreciation of investment securities. The amounts shown on the Statements of Assets and Liabilities would each be $35,000 lower on a tax basis.

During the year ended December 31, 2002, NGF, NAGF and NSCGF each reclassified the current year's accumulated net investment loss to paid-in capital, in the amounts of $3,495,249, $279,802 and $44,995, respectively.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. After October 31, 2002, NGF, NAGF and NSCGF incurred and will elect to defer net capital losses in the approximate amounts of $3,864,000, $131,000, and $181,000, respectively.

At December 31, 2002, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities was in the following approximate amounts:

                              Gross          Gross
                         Unrealized     Unrealized
                       Appreciation   Depreciation            Net
-----------------------------------------------------------------
Needham Growth Fund    $ 16,061,554   $(89,922,329)  $(73,860,775)
Needham Aggressive
  Growth Fund               515,059     (2,350,750)    (1,835,691)
Needham Small Cap
  Growth Fund               356,731       (351,110)         5,621
-----------------------------------------------------------------

At December 31, 2002, the Portfolios had capital loss carryforwards for federal income tax purposes in the following approximate amounts:

                                Expires on December 31,
---------------------------------------------------------------
                               2009          2010         Total
---------------------------------------------------------------
Needham Growth Fund      $1,284,000   $39,319,000   $40,603,000
Needham Aggressive
  Growth Fund                    --       173,000       173,000
Needham Small Cap
  Growth Fund                    --        18,000        18,000
---------------------------------------------------------------

On November 11, 2002 NAGF declared a short-term capital gain distribution to shareholders of record on November 8, 2002 in the amount of $0.21 per share. The distribution of short-term capital gains is treated as ordinary income to shareholders, for federal income tax purposes, whether paid in cash or reinvested in additional shares of NAGF. The dividend was paid on November 12, 2002. Neither NGF or NSCGF declared any dividend distributions during the year ended December 31, 2002.

5. TEMPORARY BORROWINGS

The Fund has entered into an agreement with the Custodial Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. The Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets. During the year ended December 31, 2002, borrowings by NGF were as follows:

                                                  Maximum
Weighted    Weighted                               Amount
Average     Average      Number of    Interest    Borrowed
Interest      Loan         Days       Expense      During
  Rate      Balance     Outstanding   Incurred   the Period
-----------------------------------------------------------
2.25%      $8,038,462       13         $6,544    $9,500,000

Neither NAGF or NSCGF had any borrowings during the year ended December 31, 2002. There were no outstanding borrowings by the Fund at December 31, 2002.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

6. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the year ended December 31, 2002, NGF, NAGF and NSCGF incurred distribution fees in the amount of $860,683, $39,804 and $5,589, respectively, a portion of which were paid to Needham & Company, Inc.

7. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2002.

                               Purchases        Sales
---------------------------------------------------------
NEEDHAM GROWTH FUND
Long transactions             $335,350,827   $243,580,869
Short sale transactions        544,789,830    545,406,160
---------------------------------------------------------
Total                         $880,140,657   $788,987,029
---------------------------------------------------------
---------------------------------------------------------
NEEDHAM AGGRESSIVE GROWTH FUND
Long transactions             $ 14,244,673   $  4,643,485
Short sale transactions          1,718,750      2,636,063
---------------------------------------------------------
Total                         $ 15,963,423   $  7,279,548
---------------------------------------------------------
---------------------------------------------------------
NEEDHAM SMALL CAP GROWTH FUND
Long transactions             $  6,137,729   $  1,577,000
Short sale transactions            708,369      1,076,065
---------------------------------------------------------
Total                         $  6,846,098   $  2,653,065
---------------------------------------------------------

8. OPTION TRANSACTIONS

The Portfolios may write call and put options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Portfolios are subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore, bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only. Call and put options purchased at December 31, 2002 and their related market values are included in the accompanying Schedules of Investments.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired are recorded by the Portfolio on the expiration date as realized gains from option transactions. When a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

A summary of options written by NGF for the year ended December 31, 2002 is as follows:

                                Number of        Premium
Options Written                 Contracts       Received
--------------------------------------------------------
Options outstanding at
  beginning of period              16,350   $  3,694,866
Options written                    54,756     11,598,888
Options repurchased               (51,243)   (11,296,103)
Options expired                   (12,345)    (2,225,687)
Options exercised                  (3,431)      (672,466)
--------------------------------------------------------
Options outstanding at
  December 31, 2002                 4,087   $  1,099,498
--------------------------------------------------------

Needham Funds
--------------------------------------------------------------------------------

Neither NAGF or NSCGF invested in options during the period ended December 31, 2002.

9. SHORT SALE TRANSACTIONS

During the year ended December 31, 2002, the Portfolios sold securities short. An equivalent amount of securities owned by the Portfolios are segregated as collateral while the short sales are outstanding. At December 31, 2002, the market value of securities separately segregated to cover short positions was $119,865,000, $2,356,000 and $263,000 for NGF, NAGF and NSCGF, respectively. For financial statement purposes, an amount equal to the settlement amount is included in the accompanying Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at December 31, 2002 and their related market values and proceeds are set forth in the accompanying Schedules of Securities Sold Short.

10. FINANCIAL INSTRUMENTS

The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized or unrealized gains or losses in income.

In the normal course of its business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short and exchange traded options. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at the later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Needham Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Needham Funds, Inc., (the "Fund") (comprising, respectively, the Needham Growth Fund, Needham Aggressive Growth Fund, and the Needham Small Cap Growth Fund) as of December 31, 2002, and the related statements of operations, and statements of changes in net assets and the financial highlights for the year then ended for Needham Growth Fund and the Needham Aggressive Growth Fund and for the period May 22, 2002 ("commencement of operations") through December 31, 2002 for the Needham Small Cap Growth Fund. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the period ended December 31, 2001 and the financial highlights for each of the four periods in the period ending December 31, 2001 for the Needham Growth Fund and the Needham Aggressive Growth Fund, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of The Needham Funds, Inc. at December 31, 2002, the results of their operations and the changes in their net assets and financial highlights for the year then ended for Needham Growth Fund and the Needham Aggressive Growth Fund and for the periods May 22, 2002 through December 31, 2002 for the Needham Small Cap Growth Fund in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
February 14, 2003

Needham Funds
--------------------------------------------------------------------------------

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On July 18, 2002, the Fund engaged Ernst & Young LLP ("E&Y") as the Fund's independent public accountants for the year ended December 31, 2002. The appointment of E&Y was recommended by the Fund's Audit Committee and approved by the Board of Directors of the Fund on July 18, 2002. Arthur Andersen ("AA") served as NGF and NAGF's prior independent public accountants.

AA's report on NGF and NAGF's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. During those two fiscal years and through July 18, 2002, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds listed in Item 304, paragraph (a)(1)(v), of Regulation S-K under the Securities Exchange Act of 1934.

                                                              ANNUAL REPORT 2002
--------------------------------------------------------------------------------

     FUND MANAGEMENT

         Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available upon request, without charge, by calling 1-(800)625-7071.

         The address of each individual is 445 Park Avenue, New York, New York 10022-2606. There is no stated term of office for Directors.

           NAME, AGE AND POSITION                             PORTFOLIOS IN THE
                WITH THE FUND                LENGTH OF          FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
                                           TERM SERVED BY        OVERSEEN BY                DURING PAST 5 YEARS AND OTHER
                                          DIRECTOR/OFFICER    DIRECTOR/OFFICER          DIRECTORSHIPS HELD BY DIRECTOR/OFFICER
                                                         DISINTERESTED DIRECTORS
       Roger W. Johnson, 68,                Since 1996.            Three           Chief Executive Officer & Chairman, Roger W.
       Director                                                                    Johnson and Associates, Director of Sypris
                                                                                   Solutions, Inc., Maxtor Corporation, Insulectro,
                                                                                   and Computer Access Technology Corporation.
       James P. Poitras, 60,                Since 1996.            Three           Currently retired. Chairman of Kyma
       Director                                                                    Technologies, Inc. since 2001. Director since
                                                                                   2000. Founder, Chairman, President and Chief
                                                                                   Executive Officer of Integrated Silicon Systems
                                                                                   from 1985 to 1995.
       F. Randall Smith, 64,                Since 1996.            Three           Founder and Chief Executive Officer of Capital
       Director                                                                    Counsel LLC since September, 1999; Co-Founder
                                                                                   and Managing Partner of Train, Smith Counsel
                                                                                   from 1975 to 1999.
                                                           INTERESTED DIRECTORS
       George A. Needham, 60,               Since 1996.            Three           Chairman of the Board (since 1996), and Chief
       Chairman & Director                                                         Executive Officer, Needham & Company, Inc. since
                                                                                   1985.
       John C. Michaelson, 49,              Since 1996.            Three           President & Chief Executive Officer, Needham
       President & Director                                                        Investment Management, L.L.C. since January,
                                                                                   1997. Managing Director of Needham & Company.
                                                                 OFFICERS
       Peter J.R. Trapp, 57,                Since 1998.             One            Executive Vice-President of Needham Investment
       Executive Vice-President,                                                   Management, L.L.C., Managing Director of Needham
       Needham Growth Fund                                                         & Company since 1997.
       James K. Kloppenburg, 47,            Since 2001.             One            Executive Vice-President of Needham Investment
       Executive Vice-President,                                                   Management, L.L.C., Managing Director of Needham
       Needham Aggressive Growth Fund                                              & Company, since April 2001. Managing Director,
                                                                                   Hambrecht & Quist, 1995 to 2001.
       Vincent E. Gallagher, 59,               Since                One            Executive Vice-President of Needham Investment
       Executive Vice-President              May, 2002.                            Management, L.L.C., Managing Director of Needham
       Needham Small Cap Growth Fund                                               & Company, since February 2002. Managing
                                                                                   Director of Gerard Klauer Mattison, June 2000 to
                                                                                   February 2002. Managing Director of Needham &
                                                                                   Company, 1993 to 2000.
       Glen Albanese, 31,                   Since 1998.            Three           Managing Director and Chief Financial Officer of
       Treasurer and Secretary                                                     Needham & Company since January, 2000. CFO of
                                                                                   Needham Asset Management since 1997.

                        [PHOTO OF VINCENT E. GALLAGHER]

                              VINCENT E. GALLAGHER
                         Needham Small Cap Growth Fund




                        [PHOTO OF JAMES J. KLOPPENBERG]

                              JAMES J. KLOPPENBERG
                         Needham Aggressive Growth Fund




                          [PHOTO OF PETER J. R. TRAPP]

                                PETER J. R. TRAPP
                               Needham Growth Fund





                       Your Portfolio Managers At Needham

[NEEDHAM FUNDS LOGO]

445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

     President
     John C. Michaelson

     Executive Vice Presidents
     and Portfolio Managers
     Vincent E. Gallagher
     - Needham Small Cap Growth Fund
     James K. Kloppenburg
     - Needham Aggressive Growth Fund
     Peter J. R. Trapp
     - Needham Growth Fund

     Directors
     George A. Needham
     John C. Michaelson
     Roger W. Johnson
     James P. Poitras
     F. Randall Smith

Distributor:
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
1-800-625-7071

Custodian:
PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor Suite 200
Philadelphia, PA 19153

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Accountants:
Ernst &Young LLP
5 Times Square
New York, NY 10036